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                            JACOR COMMUNICATIONS COMPANY,

                                       ISSUER,

                                         AND

                             JACOR COMMUNICATIONS, INC.,

                                   PARENT GUARANTOR

                              UNCONDITIONALLY GUARANTEED
                      BY THE SUBSIDIARY GUARANTORS NAMED HEREIN

                                         AND

                                 THE BANK OF NEW YORK

                                       TRUSTEE

                       ---------------------------------------

                             FIRST SUPPLEMENTAL INDENTURE

                            DATED AS OF SEPTEMBER 16, 1997

               SUPPLEMENTAL TO INDENTURE DATED AS OF DECEMBER 17, 1996

                       ---------------------------------------



                                     $170,000,000
                      9 3/4% SENIOR SUBORDINATED NOTES DUE 2006

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

    FIRST SUPPLEMENTAL INDENTURE, dated as of September 16, 1997, among Jacor Communications Company (the "Company"), a Florida corporation, After Midnite Entertainment, Inc., a Delaware corporation; Broadcast Finance, Inc., an Ohio corporation; Cine Films, Inc., a California corporation; Cine Guarantors, Inc., a California corporation; Cine Guarantors II, Inc., a California corporation; Cine Guarantors II, Ltd., a Canadian corporation; Cine Mobile Systems Int'l, N.V., a Netherland Antilles corporation; Cine Movil S.A. de C.V., a Mexican corporation; Citicasters Co., an Ohio corporation; F.M.I. Pennsylvania, Inc., a Pennsylvania corporation; GACC-N26LB, Inc., a Delaware corporation; GACC-340, Inc., a Delaware corporation; Georgia Network Equipment, Inc., a Georgia corporation; Great American Merchandising Group, Inc., a New York corporation; Great American Television Productions, Inc., a California corporation; Inmobiliaria Radial, S.A. de C.V., a Mexican corporation; Jacor Broadcasting Corporation, an Ohio corporation; Jacor Broadcasting of Atlanta, Inc., a Georgia corporation; Jacor Broadcasting of Charleston, Inc., a Delaware corporation; Jacor Broadcasting of Colorado, Inc., a Colorado corporation; Jacor Broadcasting of Denver, Inc., a California corporation; Jacor Broadcasting of Florida, Inc., a Florida corporation; Jacor Broadcasting of Kansas City, Inc., a Delaware corporation; Jacor Broadcasting of Las Vegas, Inc., a Delaware corporation; Jacor Broadcasting of Las Vegas II, Inc., a Delaware corporation; Jacor Broadcasting of Louisville, Inc., a Delaware corporation; Jacor Broadcasting of Louisville II, Inc., a Delaware corporation; Jacor Broadcasting of Salt Lake City, Inc., a Delaware corporation; Jacor Broadcasting of Salt Lake City II, Inc., a Delaware corporation; Jacor Broadcasting of San Diego, Inc., a Delaware corporation; Jacor Broadcasting of Sarasota, Inc., a Florida corporation; Jacor Broadcasting of St. Louis, Inc., a Delaware corporation; Jacor Broadcasting of Tampa Bay, Inc., a Florida corporation; Jacor Broadcasting of Toledo, Inc., a California corporation; Jacor Cable, Inc., a Kentucky corporation; Jacor Licensee of Charleston, Inc., a Delaware corporation; Jacor Licensee of Kansas City, Inc., a Delaware corporation; Jacor Licensee of Las Vegas, Inc., a Delaware corporation; Jacor Licensee of Las Vegas II, Inc., a Delaware corporation; Jacor Licensee of Louisville, Inc., a Delaware corporation; Jacor Licensee of Louisville II, Inc., a Delaware corporation; Jacor Licensee of Salt Lake City, Inc., a Delaware corporation; Jacor Licensee of Salt Lake City II, Inc., a Delaware corporation; Jacor/Premiere Holding, Inc., a Delaware corporation; JBSL, Inc., a Missouri corporation; Location Productions, Inc., a California corporation; Location Productions II, Inc., a California corporation; Noble Broadcast Center, Inc., a California corporation; Noble Broadcast Group, Inc., a Delaware corporation; Noble Broadcast Holdings, Inc., a Delaware corporation; Noble Broadcast Licenses, Inc., a California corporation; Noble Broadcast of San Diego, Inc., a California corporation; Nobro, S.C., a Mexican corporation; Nova Marketing Group, Inc., a California corporation; NSN Network Services, Ltd., a Delaware corporation; Premiere Radio Networks, Inc., a Delaware corporation; Radio-Active Media, Inc., a Delaware corporation; Sports Radio Broadcasting, Inc., a California corporation; Sports Radio, Inc., a California corporation; Taft-TCI Satellite Services, Inc., a Colorado corporation; The Sy Fischer Company Agency, Inc., a California corporation; VTTV Productions, a California corporation; WHOK, Inc., an Ohio corporation; and Jacor Communications, Inc., a Delaware corporation (all of the above entities other than the Company, the "Guarantors"), and The Bank of New York, as trustee under the indenture referred to below (the "Trustee").

                                       RECITALS

    WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of December 17, 1996, providing for the issuance of an aggregate principal amount of $170,000,000 of 9 3/4% Senior Subordinated Notes due 2006 (the "2006 Notes");

    WHEREAS, Section 9.1(1) of the Indenture provides that, in order to cure any ambiguity, defect, or inconsistency in the Indenture, the Indenture may be supplemented without the consent of any Holder of a Note;

    WHEREAS, the Company and the Guarantors wish to amend the Indenture to cure an ambiguity, a defect and/or an inconsistency in Section 4.11 thereof in order to clarify that Subsidiaries of the Company may guarantee Indebtedness and Disqualified Capital Stock of the Company incurred in compliance with the provisions of Section 4.11 of the Indenture; and

    WHEREAS, the Company and the Guarantors hereby covenant and represent that all things necessary have been done to make this First Supplemental Indenture a legal, valid and binding agreement of the Company and the Guarantors in accordance with the terms hereof and of the Indenture.

    NOW THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH, that, for and in consideration of the premises, it is mutually covenanted and agreed as follows:


                                     ARTICLE ONE

    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Capitalized Terms.

    Capitalized terms used herein and not otherwise defined herein are used with the respective meanings ascribed to such terms in the Indenture.

SECTION 102.  Effectiveness.

    Upon its execution this First Supplemental Indenture shall be deemed to be effective, and shall bind the parties hereto, as of the original execution date of the Indenture.

SECTION 103.  Incorporation of First Supplemental Indenture into Indenture.

    This First Supplemental Indenture is executed by the Company, the Guarantors and the Trustee pursuant to the provisions of Section 9.1(1) of the Indenture, and the terms and conditions hereof shall be deemed to be part of the Indenture for all purposes upon the effectiveness of this First Supplemental Indenture. The Indenture, as amended and supplemented by this First Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

SECTION 104.  Effect of Headings.

    The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 105.  Governing Law.

    The internal law of the State of New York shall govern and be used to construe this First Supplemental Indenture.

SECTION 106.  Counterparts.

    This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 107.  Recitals.

    The recitals contained herein shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture.


                                     ARTICLE TWO

                        AMENDMENTS TO PROVISIONS OF INDENTURE

SECTION 201.  Covenants.

    The first paragraph of Section 4.11 of the Indenture is hereby amended in its entirety to read as follows:

    Except as set forth below, neither the Company nor any of the Company's Subsidiaries shall, directly or indirectly, issue, assume, guaranty, incur, become directly or indirectly liable with respect to (including as a result of an Acquisition), or otherwise become responsible for, contingently or otherwise (individually and collectively, to "incur" or, as appropriate, an "incurrence"), any Indebtedness or any Disqualified Capital Stock (including Acquired Indebtedness) other than Permitted Indebtedness. Notwithstanding the foregoing limitations, the Company may incur and the Subsidiaries may guarantee Indebtedness and Disqualified Capital Stock in addition to Permitted Indebtedness: if (i) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a PRO FORMA basis to, such incurrence of Indebtedness or Disqualified Capital Stock and (ii) on the date of such incurrence (the "Incurrence Date"), the Leverage Ratio of the Company for the Reference Period immediately preceding the Incurrence Date, after giving effect on a PRO FORMA basis to such incurrence of such Indebtedness or Disqualified Capital Stock and, to the extent set forth in the definition of Leverage Ratio, the use of proceeds thereof, would be less than 7.0 to 1.

    IN WITNESS WHEREOF, the parties hereto have executed this First Supplemental Indenture as of the date first above written.


The Bank of New York,                       Jacor Communications Company
as Trustee

By:  /s/ Lucille Firrincieli                By:  /s/ Jon M. Berry
    -----------------------------------          -------------------------------
Its: Vice President                         Its: Senior Vice President
    -----------------------------------          -------------------------------


After Midnite Entertainment, Inc.,          Broadcast Finance, Inc., an Ohio
a Delaware corporation                      corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Cine Films, Inc., a California              Cine Guarantors, Inc., a California
corporation                                 corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------          -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------          -------------------------------


Cine Guarantors II, Inc., a California      Cine Guarantors II, Ltd., a Canada
corporation                                 corporation
By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------

Cine Mobile Systems Int'l. N.V., an         Cine Movil S.A. de C.V., a Mexican
Antilles corporation                        corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Citicasters Co., an Ohio corporation        F.M.I. Pennsylvania, Inc.,
                                            a Pennsylvania corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


GACC-N26LB, Inc., a Delaware corporation    GACC-340, Inc., a Delaware
                                            corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Georgia Network Equipment, Inc., a          Great American Merchandising Group,
Georgia corporation                         Inc., a New York corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Great American Television  Productions,     Inmobiliaria Radial, S.a. de C.V.,
Inc., a California corporation              a Mexican a Mexican corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Broadcasting Corporation, an Ohio     Jacor Broadcasting of Atlanta,
corporation                                 Inc., a Georgia corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------

Jacor Broadcasting of Charleston, Inc.,     Jacor Broadcasting of Colorado,
a Delaware corporation                      Inc., a Colorado corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Broadcasting of Denver, Inc.,         Jacor Broadcasting of Florida,
a California corporation                    Inc., a Florida corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Broadcasting of Kansas City, Inc.,    Jacor Broadcasting of Las Vegas,
a Delaware corporation                      Inc., a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Broadcasting of Las Vegas II, Inc.,   Jacor Broadcasting of Louisville,
a Delaware corporation                      Inc., a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Broadcasting of Louisville II, Inc.,  Jacor Broadcasting of Salt Lake
a Delaware corporation                      City, Inc., a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Broadcasting of Salt Lake City II,    Jacor Broadcasting of San Diego,
Inc., a Delaware corporation                Inc., a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------

Jacor Broadcasting of Sarasota, Inc.,       Jacor Broadcasting of St. Louis,
a Florida corporation                       Inc., a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Broadcasting of Tampa Bay, Inc.,      Jacor Broadcasting of Toledo, Inc.,
a Florida corporation                       a California corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Cable, Inc., a Kentucky corporation   Jacor Licensee of Charleston, Inc.,
                                            a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Licensee of Kansas City, Inc.,        Jacor Licensee of Las Vegas, Inc.,
a Delaware corporation                      a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------



Jacor Licensee of Las Vegas II, Inc.,       Jacor Licensee of Louisville, Inc.,
a Delaware corporation                      a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Jacor Licensee of Louisville II, Inc.,      Jacor Licensee of Salt Lake City,
a Delaware corporation                      Inc., a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------

Jacor Licensee of Salt Lake City II, Inc.,  Jacor/Premiere Holding, Inc.,
a Delaware corporation                      a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


JBSL, Inc., a Missouri corporation          Location Productions, Inc.,
                                            a California corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------        -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------        -------------------------------


Location Productions II, Inc., a            Noble Broadcast Center, Inc.,
California corporation                      a California corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Noble Broadcast Group, Inc.,                Noble Broadcast Holdings, Inc.,
a Delaware corporation;                     a Delaware corporation

By:    /s/  Jon M. Berry                    By:   /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its:    Senior Vice President               Its:    Senior Vice President
    -----------------------------------         -------------------------------


Noble Broadcast Licenses, Inc.,             Noble Broadcast of San Diego, Inc.,
a California corporation                    a California corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Nobro, S.C., a Mexican corporation          Nova Marketing Group, Inc.,
                                            a California corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------

NSN Network Services, Ltd., a Delaware      Premiere Radio Networks, Inc.,
corporation                                 a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Radio-Active Media, Inc., a Delaware        Sports Radio Broadcasting, Inc.,
corporation                                 a California corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


Sports Radio, Inc., a California            Taft-TCI Satellite Services, Inc.,
corporation                                 a Colorado corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


The Sy Fischer Company Agency, Inc.,        VTTV Productions, a California
a California corporation                      corporation


By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------


WHOK, Inc., an Ohio corporation             Jacor Communications, Inc.,
                                            a Delaware corporation

By:  /s/ Jon M. Berry                       By:  /s/ Jon M. Berry
    -----------------------------------         -------------------------------
Its: Senior Vice President                  Its: Senior Vice President
    -----------------------------------         -------------------------------